NeoStem™

Investor Overview







11
7

Robin Smith, MD, MBA
CEO and Chairman of the Board

(AMEX: NBS)

Forward Looking Statements

Certain statements in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements concerning the ability of NeoStem, Inc. ("the Company") to develop the adult stem cell business, to develop the VSEL technology, the future of regenerative medicine and the role of adult stem cells and VSELs in that future, the future use of adult stem cells and VSELs as a treatment option and the potential revenue growth of the Company's business. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. The Company's ability to enter the adult stem cell arena, its success in such arena and future operating results are dependent upon many factors, including but not limited to (i) the Company's ability to obtain sufficient capital or a strategic business arrangements to fund its expansion plans; (ii) the Company's ability to build the management and human resources and infrastructure necessary to support the growth of its business; (iii) competitive factors and developments beyond the Company's control; (iv) scientific and medical developments beyond the Company's control; (v) the Company's inability to obtain appropriate state licenses or any other adverse effect or limitations caused by government regulation of the business; (vi) whether any of the Company's current or future patent applications result in issued patents; and (vii) other risk factors discussed in the Company's periodic filings with the Securities and Exchange Commission which are available for review at www.sec.gov under "Search for Company Filings." Investors are also reminded that certain financial assumptions and information contained under "Company Highlights" and "Investment Considerations" are presented for demonstration purposes only and may not bear any relation to among other things, the actual margins, breakeven points, level of operating leverage, individual physician profitability or other inputs that may comprise the metrics upon which NeoStem's actual profitability will be based.

NeoStem

- Listed on the American Stock Exchange (ticker: NBS)
- Have completed approximately $13 Million in financing through May 2008
- NeoStem is pursuing three integrated business strategies
  - Autologous Adult Stem Cell Collection, Processing and Storage Domestic and Abroad
  - Autologous Adult Stem Cell Supplier
  - Adult Stem Cell Therapies – hVSELs
    - Internal research
    - External alliances
    - Academic collaborations
  - Autologos Adult Stem Cell biomarkers, wellness profiling

Company Overview*

NeoStem has a growing nationwide network of adult stem cell collection centers, enabling people to donate and store their own (autologous) stem cells when they are young and healthy for their personal use in times of future medical need. The Company has also entered the research and development and therapeutic arena, through the acquisition of a worldwide exclusive license to an early-stage technology to identify and isolate rare stem cells from adult human bone marrow, called VSELs (very small embryonic-like) stem cells which have been shown to have several physical characteristics that are generally found in embryonic stem cells.

*NeoStem's business does not involve use of embryonic stem cells

Company Highlights

- Multiple revenue streams through patient collection fees, processing center collection fees, and storage fees, which represent recurring revenue
- Cumulative recurring revenue stream from storage fees could mean base of 5,000 patients yields approximately $2 million per year in EBIT
- High operating leverage implying breakeven revenue for collection and processing business that could be achieved with a small number of physicians joining network (as low as 200)
- One collection per month minimum from each physician yields approximately $20,000 to EBIT annually
- Reviewing entering stem cell supply business for research, which we believe may have the potential to become a significant business in its own right
- Acquisition of proprietary Very Small Embryonic-Like Stem Cells (“VSELs”) technology
- Looking domestically and abroad to expand operations through acquisition opportunities

Adult Stem Cell Collection

- NeoStem has created a safe and minimally invasive way for adults to have their stem cells collected today and stored for future use
- NeoStem's platform enables doctors and patients ready access to their cells as the therapies become available in the future

Collecting Own Stem Cells is "Bio-Insurance"

- Finding a "matching" donor is very difficult
- People are dying while on the wait-list
- High rejection rate due to "graft vs. host" disease (40% even if "perfect match")
- Risk of transmission of communicable disease
- Possible reluctance to collect and use autologous (self) stem cells once patient is sick because they may have become compromised
- Effects of Age on quantity and quality of stem cells
- Financing available from GE contributing to affordability

70+ Diseases Treated w/Stem Cells

Results for many have been quite encouraging



Heart Disease

"It saved my life... my own stem cells."

BERNIE
Adult Stem Cell Heart Recipient



Lupus

"My Lupus has been in remission for more than 5 years.."

KATHY
Adult Stem Cell Recipient



Multiple Sclerosis

"Stem Cells helped me walk again.."

JANICE
Adult Stem Cell Recipient



Diabetes

"13 out of 14 kids are now off insulin.."

DR. RICHARD BURT
Adult Stem Cell Transplanter, Northwestern Hospital



Scleroderma

"I regained my life again... no more pain"

BRAD
Adult Stem Cell Recipient



Adult Stem Cells are in the news…


NATIONAL GEOGRAPHIC
stem cells
HOW FAR WILL WE GO?


PATIENT, HEAL THYSELF
STEM CELL BREAKTHROUGH
abc NEWS


LifeLine
DIABETES


natureinsight
STEM CELLS

Adult Stem Cell Treatment of Heart Disease

Bernard van Zyl
72 years old
Congestive Heart Failure

Virtually All Therapeutic Areas

Over 2000 Adult Stem Cell Clinical Trials

Over 500 Specific to Autologous Use

- **By 2009, it is forecasted the first autologous products will be on the market in both orthopaedic and cardiovascular markets.***
- **By 2017, it is forecasted that a minimum of 16 stem cells products will be through the FDA and used in 1.9 million annual procedures.***
  - **Autoimmune**
  - **Diabetes/Metabolic**
  - **Cardiovascular**
  - **Orthopedic**



Fracture — **2 Months Post BMSC**


ClinicalTrials.gov

*Source: Robert Young, RRY Publications, February 2008

Projected Stem Cell Therapy Sales



$8.538 Billion in U.S. by 2017
Stem Cell Therapy:
A $20 billion worldwide market by 2010
--Frost & Sullivan
Annual Sales
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
$16,405
$35,925
$87,577
$147,615
$232,240
$324,225
$737,459
$1,611,443
$3,069,764
$4,773,385
$7,045,508
$8,538,096
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Year

Source: Robert Young, RRY Publications, February 2008

There are over 450 Clinical Trials in Cardiovascular Disease

One Indication Only

Institution	Location	No. Sub.	Condition	Length of Study
Helsinki University	Finland	60	Heart Failure	2006-2009
Texas Heart Institute	Houston	60	CAD	2006-2008
Rigshospitalet	Copenhagen	40	Atherosclerosis	2005-2009
Minneapolis Heart Inst.	Minneapolis	60	Recent AMI	N/A
Baxter Healthcare Corp.	Deerfield, IL	150	Angina	N/A
Medical Univ. Of Vienna	Austria	360	Recent AMI	2005-2008
Medical Univ. of Silesia	Poland	200	Recent AMI	2004-2007

What does this mean to the economics of our health care system.*

- 5M heart attacks per year in US
- $33B spent a year for Cardiac Care (drugs, stents, defribulations, etc.)
- Replace with Stem Cell Therapies
- Savings $31 B

*Source: Robert Young, RRY Publications, February 2008

Milestones

- Signing three new collection center agreements: New York City, LA Area, Miami
- Recently launched Long Island, New York facility with 100 physician practice, ProHealth
- Executed collaborative agreement with New England Cryogenic Center, one of the largest cryopreservation facilities in the country for stem cell and other tissue storage to allow scale and are planning to market to 50,000 parents who have stored their newborn's stem cells at birth
- Submitted grant applications in April 2008 to NIH for multiple clinical applications to fund the advancement of VSEL Technology

Our Revenue Model

- Current:
  - Collection center fees
  - Collection from patients
  - Processing patient cells
  - Storage (recurring revenue)
  - Usage Fees

- Potential:
  - Supplier of stem cells for research
  - Collection fees for trials
  - Government/military contracts
  - SBIR grants
  - Licensing of technology
  - Medical Tourism

Disclaimer: Slide is for Demonstration Purposes Only

EBIT SENSITIVITY

Includes annual storage


$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
$(2,000,000)
$(4,000,000)
$(6,000,000)
EBIT
Breakeven Point (drops by 285 collections per each 1,000 storage clients)
- 250 500 750 1,000 1,250 1,500 1,750 2,000 2,250 2,500 2,750 3,000 3,250 3,500 3,750 4,000 4,250 4,500 4,750 5,000
Overhead
$3,000,000
$3,500,000
$4,000,000
Annual Collections

Assumes direct collection profit = $1,750 and breakeven at ~ 2,375 collections. At 200 MD's in network, BE at 1 collection per month.

Certain assumptions are made solely for the purpose of demonstrating NeoStem's business model. You are cautioned not to place reliance on the Company achieving these assumptions. No assurances can be made as to the level of NeoStem's future profits or that the Company will ever be profitable.

Exclusive World Wide VSEL License

Very Small Embryonic-Like (VSELs) Stem Cells

- Each of us has a population of very primitive embryonic like stem cells that have remained dormant in our bodies since birth
  - Can be mobilized in the blood using NeoStem Process
  - Should be easily recovered
  - Cryopreserved
  - Used for future therapeutic use
- These autologous cells may prove to be the most abundant and easily recoverable pluripotent adult stem cells in our bodies
- Enriched in the expression of genes found in:
  - Skeletal muscle
  - Heart
  - Neural cells
  - Liver and Pancreas
  - Intestinal and Skin Epithelium

Very-Small Embryonic-like Stem Cells (VSELs)


HSCs
2 μm
VSELs
2 μm
b
heart
d
neuron
f
pancreas

Leukemia (2006), 1–7

Morphological and molecular characterization of novel population of CXCR4^{+} SSEA-4^{+} Oct-4^{+} very small embryonic-like cells purified from human cord blood – preliminary report

M Kucia[1], M Halasa[2], M Wysoczynski[1], M Baskiewicz-Masiuk[2], S Moldenhawer[1], E Zuba-Surma[1], R Czajka[2], W Wojakowski[1], B Machalinski[2] and MZ Ratajczak[1]


unpurified CB MNC
CXCR4+ CD34+ AC133+ Lin- CD45-
mRNA (log-fold difference)
1000
100
10
1
Oct4
Nanog
PSC


SSEA-4
OCT4
NANOG
DAPI
DAPI
DAPI

Translational Programs

Dr. Roberto Bolli -Chairman, Dept of Cardiology, UofL -Transplantation of bone-marrow derived VSELs attenuates LV Dysfunction and remodeling after MI (Stem Cells (in press)). AHA ‘07

Dr. Janina Ratajczak, SCI, UofL – In vivo evidence that CD45(-) VSELs differentiate into CD45(+) long term repopulation HSCs. ASH ’07

Role of hVSELs

1) Osteogenesis and repair of boney defects
2) Rod and cone photoreceptors and RPE
3) Stroke and spinal cord injury
4) Diabetes

Intellectual Property

- **4 Patent Applications Pending on Platform Business:**
  - Collection of adult stem cells from peripheral blood of healthy individuals for future use to treat various diseases of the individual
  - Process by which NeoStem prepares and stores stem cells collected from peripheral blood by apheresis following mobilization of stem cells from bone marrow
  - Use of stored stem cells to form basis for medical information that provides statistics for etiology of disease
  - NeoStem's low-dose, short course, cytokine induction of stem cell mobilization
- **Patent Applications pending on Very Small Embryonic – Like (VSEL) Stem Cell Technology exclusively licensed from the University of Louisville in November 2007:**
  - Identification, isolation, and use of population of stem cells isolated from bone marrow, umbilical cord blood, and/or other sources and that are referred to as Very Small Embryonic-Like (VSEL) stem cells

Scientific Advisory Board

- Wayne A. Marasco, M.D., Ph.D. Chairman - Chairman of Scientific Advisory Board. Associate Professor- Department of Cancer and Immunology & AIDS at the Dana-Farber Cancer Institute and Associate Professor of Medicine at Harvard Medical School. He is taking the lead in expanding the Company's academic relationships and research collaborations.

- Douglas W. Losordo, MD - For many years a Professor of Medicine at Tufts University School of Medicine and Chief of Cardiovascular Research at St. Elizabeth's Medical Center in Boston, Dr. Losordo was recently appointed Professor of Medicine at Northwestern University and Director of the Feinberg Cardiovascular Research Institute and Program in Cardiovascular Regenerative Medicine. A Fellow or Member of many national professional organizations, he currently serves on committees of the American College of Cardiology, the American Diabetes Association and the American Society of Gene Therapy where he chairs the Cardiovascular Gene Therapy Committee. Dr. Losordo serves as Principal Investigator in many grant research projects and has published widely, contributing to more than 300 professional articles, abstracts and book chapters in recent years. He also serves on the Editorial Boards of numerous medical specialty journals including *Stem Cells*, *Vascular Medicine* and *Circulation Research*.

- Stephen D. Nimer, MD - Dr. Nimer is Professor of Medicine and Professor of Pharmacology at Weill Medical College of Cornell University. He also serves as Chief of Hematology Service and Head of the Division of Hematologic Oncology at Memorial Sloan-Kettering Cancer Center in New York City. Dr. Nimer is a member of many national professional organizations, including the American Society of Hematology, the American Society of Clinical Oncology, and the International Society for Stem Cell Research. He serves as a Reviewer for major medical journals, including the *New England Journal of Medicine* and the *Journal of the American Medical Association (JAMA)* among many others. He serves on numerous national and international Grant Review Committees and is a prominent invited speaker at conferences on his areas of expertise. He has authored or co-authored nearly 200 peer-reviewed papers, reviews, editorials and textbook chapters, primarily focused on issues concerning hematology and oncology.

Advisory Board

- Ron Rothenberg MD, FACEP - Dr. Rothenberg is a Fellow of the American College of Emergency Physicians (FACEP) and is the founder of the California HealthSpan Institute in Encinitas, California. He was the 10th M.D. in the world to become fully board certified by the American Board of Anti-Aging Medicine. A graduate of Columbia University, College of Physicians and Surgeons, and a specialist in Emergency Medicine at Los Angeles County-USC Medical Center, he has served as Clinical Professor of Preventive and Family Medicine at the UCSD School of Medicine Clinical Facility. He is currently Attending Physician at Scripps Memorial Hospital in Encinitas.

- Richard Gatti, MD - Dr. Richard Gatti, a professor at the University of California, Los Angeles (UCLA) and renowned Pathologist at the UCLA Medical Center, was one of the early pioneers of bone marrow transplantation, among the earliest known forms of adult stem cell therapeutics, for immunodeficiency in the late sixties. Dr. Gatti is also a leading authority in the field of gene therapeutics and has authored or co-authored hundreds of papers related to the molecular identification and treatment of genetic disorders. He has worked for many years to help find a cure for Ataxia-Telangiectasia, a progressive neurological disorder of childhood, associated with increased cancer risk, immunodeficiency, radiosensitivity, and cell cycle defects.

- Neil Livingstone, PhD - Dr. Livingstone is currently the Chairman and Chief Executive Officer of ExecutiveAction LLC. He was the founder and, until January, 2007, Chief Executive Officer of GlobalOptions Inc., which went public in 2005. He is also Lead Director of Erickson Air-Crane, a $200 million helicopter company. Dr. Livingstone has noted expertise on national security, and is the author of nine books on terrorism. He has served on advisory panels to The Secretary of State, The Chief of Naval Operations, and The Pentagon. He has testified before Congress and delivered more than 500 major addresses in the U.S. and abroad, including recent speeches at The House of Commons and The United Nations. Dr. Livingstone serves on numerous advisory boards, including Supercom Inc., Digital Ally, the Africa Society, and No Greater Love. He was the Founder and Chairman of the Institute on Terrorism and Sub-national Conflict and served as President of Watergate South for more than seven years.

- Bradford Billet, OBE CEM - Mr. Billet is an executive with the City of New York, where his responsibilities include matters of international affairs, security and emergency management. He is also chairman of the Billet Group, a management consulting company. During the past 20 plus years, Mr. Billet has acquired extensive experience in International Affairs, Emergency Management, Security, Governmental and Business Management, Administration and Operational disciplines. He has held high-ranking positions in both the private and public sectors with budgets in excess of 180 million dollars. Mr. Billet has responded, coordinated and directed multi agency emergency operations, including the September 11th attacks and the 1993 bombing of the World Trade Center, 20 aviation accidents as well as numerous manmade and natural disasters, involving mass casualties and/or fatalities.

- Douglas Wynyard - Mr. Douglas Wynyard is a Senior Vice President for Nordblom Company, a full-service commercial real estate firm headquartered in the Boston area. He is experienced in real estate development, asset management, leasing, investment sales, and marketing. He also represents numerous corporations with the planning, acquisition and disposition of their facilities. Having received a Bachelor's degree in Zoology from Bristol University, Mr. Wynyard is passionate about the biological sciences and is an investor in a number of medtech companies.

Capitalization

At June 19, 2008

	Shares	
Common Stock	5,903,930	
Stock Options	1,803,300	Weighted average exercise price = $4.00
Warrants	2,893,397	Weighted average exercise price = $5.46
Fully Diluted Ownership	10,600,627	
NBS Price Per Share:	$.90	
Market Capitalization	$5.31 million	
Stock Symbol (AMEX)	NBS	
Warrant Symbol (AMEX)	NBS.WS	

Investment Considerations

- Exponential potential earnings leverage with small number of physicians joining network (approximately 200)
    - 1 collection per month minimum from each physician is projected to yield approximately $20,000 per year to EBIT, 5 collections per month is projected to yield approximately $100,000 per year to EBIT
- Cumulative recurring revenue stream from storage fees could mean base of 5,000 patients yields approximately $2 million per year in EBIT
- Potential licensing avenues for proprietary Very Small Embryonic-Like Stem Cells ("VSELs") technology
- PerkinElmer/Viacell ($300 million acquisition)
- Explore entering stem cell supply business for research, which has potential to become a significant business in its own right
- Company believes current market cap significantly undervalues infrastructure in place and near-term earnings visibility
- Looking domestically and abroad to expand operations through acquisition opportunities

Company	Ticker	1/22/2008 Share Price	Market Cap	Enterprise Value	LTM Rev	Mkt Cap/ Rev	EV/Rev
Neostem	NBS	$ 1.650	$ 7.8	$ 5.3	$ 0.1	77.1	52.5
Calbatech	CLBE.ob	0.003	0.4	NA	1.2	0.3	NM
Cord Blood America	CBAI.ob	0.016	2.5	9.3	6.4	0.4	1.4
Cryo-Cell Intl	CCEL.ob	0.850	9.9	4.6	17.6	0.6	0.3
ViaCell (PKI purchased)	VIAC	7.250	300.0	260.0	67.0	4.5	3.9
Aastrom Biosciences	ASTM	0.553	73.4	54.2	0.7	109.9	81.1
Advanced Cell Technology	ACTC.ob	0.158	12.9	19.4	0.6	20.4	30.8
BioLife Solutions	BLFS.ob	0.075	5.2	6.2	0.8	6.3	7.5
Bio-Matrix	BMSN.ob	0.127	2.9	3.7	-	NM	NM
Brainstrom Cell Therapeutics	BCLI.ob	0.570	20.7	22.8	-	NM	NM
Curis	CRIS	1.400	88.4	55.0	11.0	8.1	5.0
Cytori	CYTX	5.330	128.1	113.9	11.6	11.0	9.8
Geron	GERN	4.850	365.5	165.4	4.1	88.7	40.1
MediStem	MDSM.ob	0.080	10.6	10.1	1.8	5.9	5.6
MultiCell Technologies	MCET.ob	0.039	1.8	1.9	0.2	8.1	8.5
New Life Scientific	NWLS.ob	0.020	1.1	NA	0.0	272.5	NM
Opexa Therapeutics	OPXA	1.750	11.7	10.5	-	NM	NM
Osiris Therapeutics	OSIR	12.310	359.8	383.8	12.2	29.5	31.4
StemCell Innovations	SCLL.ob	0.006	6.0	20.7	0.2	29.1	100.1
StemCell Therapy	SCII.ob	0.100	3.7	3.5	0.3	12.3	11.7
StemCells Inc.	STEM	1.120	90.4	56.4	0.0	2,316.9	1,445.1
Thermogenesis Corp.	KOOL	1.840	102.5	71.2	16.1	6.4	4.4

Contact Information

Robin Smith, MD MBA
Chairman & CEO
Direct: (212) 584-4174
Email: rsmith@neostem.com

NeoStem, Inc.
420 Lexington Avenue
Suite 450
New York, NY 10170
Main: (212) 584-4180
Fax: (646) 514-7787
www.neostem.com
1.888.STEM BANK